UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported): September 16, 2025

Aeluma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42570	85-2807351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 Castilian Drive Goleta, California	93117
(Address of principal executive offices)	(Zip Code)

805-351-2707

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ALMU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 23, 2025, one of our directors, Mr. Steven DenBaars adopted a “Rule 10b5-1 trading arrangement,” as defined in Item 408(a) of Regulation S-K of the Exchange Act (the “10b5-1 Plan”). The 10b5-1 Plan was for the sale of up to 130,000 shares of the Company’s common stock, to occur between October 6, 2025, and May 6, 2026, in accordance with the prices and formulas set forth in the 10b5-1 Plan. On September 16, 2025, Mr. DenBaars terminated the 10b5-1 Plan. Accordingly, no sales were or will be made pursuant to the 10b5-1 Plan.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AELUMA, INC.

Date: September 19, 2025	By:	/s/ Jonathan Klamkin
Jonathan Klamkin
President, Chief Executive Officer, and Director

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